Exhibit 10.2

Second Amendment
to
Revolving Facility B Agreement

This SECOND AMENDMENT TO REVOLVING FACILITY B AGREEMENT (this “Second Amendment”), dated as of December 20, 2017 (effective as provided herein), is between HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), and FROST BANK, a Texas state bank (“Lender”).

RECITALS:

Borrower and Lender are parties to the Revolving Facility B Agreement dated as of December 17, 2015 (such agreement, together with all amendments and restatements thereto, the “Facility B Agreement”). Borrower, American Hallmark Insurance Company of Texas, a Texas insurance corporation, Hallmark Insurance Company, an Arizona insurance corporation, and Lender are parties to the Credit Agreement dated as of June 30, 2015 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).

Borrower has requested an amendment to the Facility B Agreement to extend the Facility B Termination Date and the Facility B Maturity Date.

Lender has agreed to extend the Facility B Termination Date and the Facility B Maturity Date, subject to the terms of this Second Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1           Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Facility B Agreement and the Credit Agreement.

ARTICLE II

Amendments to Facility B Agreement

2.1           Amendments to Facility B Agreement Section 1.1.

(a)          The definition of “Facility B Maturity Date” is amended by deleting “December 17, 2023” and substituting “December 17, 2024” in lieu thereof.

(b)          The definition of “Facility B Termination Date” is amended by deleting “December 17, 2018” and substituting “December 17, 2019” in lieu thereof.

2.2           Amendment to Facility B Agreement Section 2.3. Facility B Agreement Section 2.3 is amended by deleting “April 1, 2019” and substituting “April 1, 2020” in lieu thereof.

Second Amendment to Revolving Facility B Agreement – Page 1

ARTICLE III

Conditions Precedent

3.1           Conditions. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

(a)          Documents. Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Second Amendment and the following shall have occurred, in form and substance satisfactory to Lender:

(i) Second Amendment. This Second Amendment executed by Borrower and Lender.

(ii) Second Restated Facility B Note. The duly executed Second Restated Facility B Note in the form of Exhibit A, payable to the order of Lender, and in the amount of the Facility B Commitment.

(iii) Other Documents. In form and substance satisfactory to Lender and Special Counsel, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)          Fee. Lender shall have received an amendment fee in an amount equal to $30,000.00, due and payable as of the date hereof, which fee is fully earned and non-refundable (subject to Credit Agreement Section 10.11).

(c)          Interest. Lender shall have received all accrued, unpaid interest on the Facility B Loan, accrued through December 20, 2017.

(d)          Expenses. Lender shall have received reimbursement from Borrower for Attorney Costs incurred through the date hereof.

(e)          No Default. No Default or Event of Default shall exist prior to giving effect to this Second Amendment or immediately after giving effect to this Second Amendment.

(f)          Representations and Warranties.

(i) All of the representations and warranties contained in Article VIII of the Credit Agreement and in Article V of the Facility B Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Second Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii) All of the representations and warranties contained in Article V of this Second Amendment shall be true and correct, both before and after giving effect to this Second Amendment.

3.2           Effectiveness. Upon satisfaction of the conditions precedent in Section 3.1, this Second Amendment shall be effective as of date hereof.

Second Amendment to Revolving Facility B Agreement – Page 2

ARTICLE IV

Ratification and Acknowledgement

4.1           Ratification. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Facility B Agreement and except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Facility B Agreement, the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Facility B Agreement, as amended hereby, the Credit Agreement and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V

Representations and Warranties

5.1           Loan Documents. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Second Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organization or governance document of Borrower or any agreement to which Borrower is a party or its property is subject, (b) this Second Amendment constitutes a valid and legally binding agreement enforceable against Borrower, (c) the representations and warranties contained in the Facility B Agreement, as amended hereby, and in the Credit Agreement made by or as to Borrower, AHIC and HIC and in each other Loan Document are true and correct on and as of the date hereof (both before and immediately after giving effect to this Second Amendment), as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, and (d) no Default or Event of Default exists prior to giving effect to this Second Amendment or will exist immediately after giving effect to this Second Amendment.

ARTICLE VI

Miscellaneous

6.1           Reference to Facility B Agreement. Each of the Loan Documents, including the Facility B Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Facility B Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Facility B Agreement shall mean a reference to the Facility B Agreement as amended hereby. This Second Amendment is a Loan Document.

6.2           Severability. The provisions of this Second Amendment are intended to be severable. If for any reason any provision of this Second Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3           Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart.

Second Amendment to Revolving Facility B Agreement – Page 3

6.4           GOVERNING LAW. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER WAIVES THE RIGHT TO BE SUED ELSEWHERE. BORROWER AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5           WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THIS SECOND AMENDMENT AND EXTENDING THE REVOLVING LOAN MATURITY DATE.

6.6           ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

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Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.,
a Nevada corporation

By:
Jeffrey R. Passmore
Senior Vice President

Second Amendment to Revolving Facility B Agreement (Hallmark) – Signature Page

LENDER:	FROST BANK, a Texas state bank

By:
Jerry Colwell
Senior Vice President

Second Amendment to Revolving Facility B Agreement (Hallmark) – Signature Page

EXHIBIT A

Facility B Note

Second Amendment to Revolving Facility B Agreement – Exhibit A